                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to Form S-8 Registration Statement of our report dated January 23, 1998 included in SPR Inc.'s previously filed Form 10-K.



                                                       /s/ Arthur Andersen LLP

                                                       Arthur Andersen LLP


Chicago, Illinois
September 25, 1998